HEWITT SERIES TRUST

Supplement dated May 28, 2010,

to the Registration Statement, dated April 30, 2010,

for the Hewitt Money Market Fund

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information (“SAI”) of the Hewitt Money Market Fund (the “Fund”).

The following amendments are made to the Fund’s Prospectus:

1.	The first paragraph under the section “Principal Investment Strategies” on page 2 is deleted in its entirety and replaced with the following:

The Fund pursues its investment objective by investing all of its investable assets in the Money Market Master Portfolio (the “Portfolio”), which is a series of the Master Investment Portfolio (“MIP”). The Portfolio has the same investment objective and substantially the same investment policies as the Fund. Under normal market circumstances, the Portfolio (i) maintains a dollar-weighted average maturity of 60 calendar days or less, (ii) invests only in securities having remaining maturities of 397 calendar days or less from the date of acquisition, and (iii) invests at least 97% of its assets in any combination of high-quality, short-term investments. “High quality” indicates that the securities are rated in one of the two highest categories by the required number of requisite nationally recognized statistical rating organizations (NRSROs) (an NRSRO is a “requisite NRSRO” if designated as such by the Board of Trustees of MIP) or, if unrated, determined by BlackRock Fund Advisors (“BFA”), the investment adviser of the Portfolio, to be of comparable quality to an investment rated as “high quality,” in accordance with procedures established by the Board of Trustees of MIP. For securities rated in the second highest rating category by the “requisite NRSROs” (or, if unrated, determined by BFA to be of comparable quality to such securities), the Portfolio will (i) invest no more than 3% of its assets in such securities, (ii) invest only in such securities with a remaining maturity of 45 calendar days or less, and (iii) invest no more than 0.5% of the Portfolio’s total assets in such securities of any one issuer (except U.S. government securities).

2.	The following bullet point is added to the section “Main Risks” on page 2 and the section “Main Risks” on page 7:

•	Amortized Cost Risk—in the event that the Board of Trustees of MIP, including a majority of its independent Trustees, determines that the extent of a deviation between the Portfolio’s amortized cost per share and its market-based net asset value per share could result in material dilution or other unfair results to shareholders, the Board will cause the Portfolio to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including, but not limited to, suspending redemption of Portfolio shares or liquidating the Portfolio.

3.	The second, third and fourth paragraphs in the subsection “Investment Policies,” under the section “Investment Objective and Policies” on page 5, are deleted in their entirety and replaced with the following paragraphs:

Securities purchased by the Portfolio must be determined by BFA to present minimal credit risks pursuant to procedures adopted by the Board of Trustees of MIP. Investments purchased by the Portfolio will at the time of purchase be rated as high quality. “High quality” indicates that the securities are rated in one of the two highest categories by the required number of “requisite NRSROs” or, if unrated, determined by BFA to be of comparable quality to an investment rated as “high quality,” in accordance with procedures established by the Board of Trustees of MIP. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required rating. BFA will consider any such event in determining whether the Portfolio should continue to hold the securities. If the Portfolio continues to hold the securities, it may be subject to additional risk of default.

Under normal circumstances, the Portfolio expects to invest at least 97% of its assets in any combination of “high quality” investments, which may include certificates of deposit, high-quality debt obligations such as corporate debt, certain obligations of U.S. and foreign banks, certain repurchase agreements and obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises).

The Portfolio may invest up to 5% of the value of its assets in illiquid securities.

4.	The second paragraph in the subsection “Bank Obligations,” under the section “Investment Objective and Policies” on page 6, is deleted in its entirety and replaced with the following paragraph:

Fixed-time deposits are bank obligations that are payable at stated maturity dates and bear fixed rates of interest. They generally may be withdrawn on demand but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed-time deposits do not have an established market, there are no contractual restrictions on the Portfolio’s right to transfer a beneficial interest in the deposit to a third party. The Portfolio will not invest in fixed-time deposits subject to withdrawal penalties, other than overnight deposits, if as a result more than 5% of the value of its assets would be invested in illiquid securities.

5.	The subsection “Repurchase Agreements,” under the section “Investment Objective and Policies” on page 6, is deleted in its entirety and replaced with the following:

Repurchase Agreements—These agreements involve the purchase of a security by the Portfolio coupled with the agreement of the seller of the security to repurchase that security on a future date and at a specified price together with interest. The maturities of repurchase agreements are typically quite short, often overnight or a few days. The Portfolio may enter into repurchase agreements with respect to securities that it may purchase under its investment policies without regard to the maturity of the securities underlying the agreements. All repurchase transactions are fully collateralized. However, the Portfolio may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or the Portfolio’s ability to sell the collateral is restricted or delayed. For purposes of complying with the Portfolio’s diversification requirements prescribed by Rule 2a-7, the Portfolio’s investment in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, BFA has evaluated the seller’s creditworthiness and the securities collateralizing the repurchase agreement consist of cash items and U.S. government securities.

6.	The third paragraph of the section “Net Asset Value” on page 9 is deleted in its entirety and replaced with the following:

In determining the value of the Portfolio’s assets, securities held by the Portfolio are valued using the “amortized cost” method of valuation. This method involves valuing each investment at cost and thereafter assuming amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost valuation provides certainty in valuation, but may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price that would be received if the investment were sold. BFA monitors the deviation between the net asset value of the Portfolio determined by using available market quotations or market equivalents and its net asset value determined by using amortized cost. If it is determined that the use of amortized cost valuation will result in material dilution or other unfair results, the Board of Trustees of MIP will cause the Portfolio to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to suspending redemption of Portfolio shares and liquidating the Portfolio.

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